Exhibit 107

Calculation of Filing Fee Tables

S-3/A

(Form Type)

ProShares Trust II

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities (1)

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra VIX Short-Term Futures ETF Common Units of Beneficial Interest	Rule 415(a)(6)	$3,318,328,287		$3,318,328,287		$362,030	S-3	File No. 333-253088	March 29, 2021	$362,030

	Total Offering Amounts					$6,266,008,987		$635,280

	Total Fees Previously Paid							$635,280

	Total Fee Offsets							$0

	Net Fee Due							$0

(1) Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to a separate Registration Statement on Form S-3, as amended (File No. 333-259558), which was initially filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2021, ProShares Ultra Bloomberg Crude Oil, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-3, as amended (File No. 333-253163), which was initially filed with the SEC February 16, 2021 and declared effective by the SEC on March 29, 2021 (the “Prior Commodities S-3 Registration Statement”). ProShares Ultra Bloomberg Crude Oil is not carrying forward the remaining $1,500,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodities S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $2,009,782,295 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra VIX Short-Term Futures ETF by allocating the credit received from the registration fees previously paid ($192,120) in connection with unsold Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Crude Oil. Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares Short VIX Short-Term Futures ETF, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-3, as amended (File No. 333-253088), which was initially filed with the SEC on February 12, 2021 and declared effective by the SEC on March 29, 2021 (the “Prior VIX S-3 Registration Statement”) . ProShares Short VIX Short-Term Futures ETF is not carrying forward the remaining $700,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior VIX S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $937,898,405 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra VIX Short-Term Futures ETF by allocating the credit received from the registration fees previously paid ($81,130) in connection with unsold Common Units of Beneficial Interest relating to ProShares Short VIX Short-Term Futures ETF.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares Short VIX Short-Term Futures ETF Common Units of Beneficial Interest	Rule 415(a)(6)	$510,337,199	n/a	$510,337,199		$59,148	S-3	File No. 333-253088	March 29, 2021	$59,148

	Total Offering Amounts					$510,337,199		$59,148

	Total Fees Previously Paid							$59,148

	Total Fee Offsets							$0

	Net Fee Due							$0

(1) Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares Ultra VIX Short-Term Futures ETF, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior VIX S-3 Registration Statement. ProShares Short VIX Short-Term Futures ETF is not carrying forward the remaining $700,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior VIX S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $937,898,405 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra VIX Short-Term Futures ETF by allocating the credit received from the registration fees previously paid ($81,130) in connection with unsold Common Units of Beneficial Interest relating to ProShares Short VIX Short-Term Futures ETF.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares VIX Short-Term Futures ETF Common Units of Beneficial Interest	Rule 415(a)(6)	$742,994,694	n/a	$742,994,694		$84,551	S-3	File No. 333-253088	March 29, 2021	$84,551

	Total Offering Amounts					$742,994,694		$84,551

	Total Fees Previously Paid							$84,551

	Total Fee Offsets							$0

	Net Fee Due							$0

Table 2: Fee Offset Claims and Sources

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259576	September 15, 2021		$273,250	exchange-traded vehicle security	ProShares Ultra VIX Short-Term Futures ETF Common Units of Beneficial Interest	$2,947,680,700	$2,947,680,700

Fee Offset Sources	ProShares Trust II	S-3	333-253163	March 29, 2021			exchange-traded vehicle security	ProShares Ultra Bloomberg Crude Oil Common Units of Beneficial Interest	$2,009,782,295	$2,009,782,295	$192,120

Fee Offset Sources	ProShares Trust II	S-3	333-253088	March 29, 2021			exchange-traded vehicle security	ProShares Short VIX Short-Term Futures ETF Common Units of Beneficial Interest	$937,898,405	$937,898,405	$81,130